Exhibit 32.1

SECURE NetCheckIn INC.

A Nevada corporation

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Brandi L. DeFoor, Chief Executive Officer and President of SECURE NetCheckIn Inc. (the “Company”), certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)

The report of the Company on Form 10-Q for the quarterly period ended September 30, 2011, as filed with the Securities and Exchange Commission (the “Report”)  fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

SECURE NetCheckIn INC.
Dated: December 26, 2012	By:	/s/ Brandi L. DeFoor
Brandi L. DeFoor
President & Chief Executive Officer